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                           [LEGACY FUNDS GROUP LOGO]

                         The Multi-Cap Core Equity Fund
                               The Core Bond Fund
                             The Federal Money Fund

                                    Class A
                                  Trust Class

                         SUPPLEMENT DATED JUNE 7, 2006
                    TO THE PROSPECTUS DATED AUGUST 26, 2005

The following represents a change to the PRINCIPAL PORTFOLIO MANAGER section on page 24 of the prospectus:

Effective immediately, Ms. Cheryl Z. Germeroth will be the Principal Portfolio Manager responsible for the day-to-day management of The Federal Money Fund. Ms. Germeroth is also responsible for the management and trading of other short-term fixed income portfolios, including mutual fund and cash management accounts managed by Munder Capital Management. She joined Munder Capital Management in 1995 and has been with Comerica Bank (which merged with Munder Capital Management) since 1976.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SP-LFG-0001 606